Lincoln National Convertible Securities Fund, Inc.
1997 Semi-Annual Report

Table of Contents                                                        Page
Manager Profile   .................................................         2

Investment Policies & Objectives   ................................         2

President's Letter   ..............................................         3

Portfolio Performance   ...........................................         4

Total Fund Investments   ..........................................         4

Dividend History   ................................................         4

Common Stock Market Prices & Net Asset Value History   ............         5

Shareholder Meeting Results   .....................................         6

FINANCIAL STATEMENTS:
     Financial Highlights   .......................................         8

     Statement of Net Assets   ....................................         15

     Statements of Operations   ...................................         16

     Statements of Changes in Net Assets   ........................         17

     Portfolio of Investments by Industry Classification   ........         19

     Notes to Financial Statements   ..............................         22

Directors & Officers of the Fund   ................................         23

Corporate Information   ...........................................         24

Manager Profile

Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation. The Fund's investment advisor is Lincoln Investment Management Inc. (LIM), a wholly owned subsidiary of Lincoln National Investment Companies, Inc. (LNIC). LNIC was formed in 1995 and is wholly owned by Lincoln National Corporation. In February of 1988, shareholders approved a subadvisory contract between LIM and Lynch & Mayer, Inc. Under the contract, Lynch & Mayer may perform some or substantially all of the investment advisory services subject to the direction and supervision of LIM. Lynch & Mayer is a New York-based investment manager of equities and convertible securities. Founded in 1976 by Eldon Mayer and Dennis Lynch, the firm currently has over $6 billion under management. Lynch & Mayer manages both large and mid-capitalization equity portfolios in addition to convertible portfolios. Since 1985, the firm has been a wholly owned subsidiary of Lincoln National Corporation. In 1995, it became a wholly owned subsidiary of LNIC.

In 1993, Robert Schwartz became the portfolio manager for the Fund at Lynch & Mayer. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst (CFA) designation in 1991.



Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.

The investment portfolio will contain primarily convertible securities, including direct placement convertible securities. The Fund also will invest in publicly traded fixed income securities and preferred and common stocks.

The Fund may borrow to purchase securities in an amount not exceeding 33 1/3 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of June 30, 1997, has chosen not to do so.

President's Letter
                                                                 July 18, 1997

Dear Shareholders:

Your Fund had a positive first half of 1997. After a tough February through April period, the Fund's holdings rebounded and the Fund finished the second quarter and first half with returns of 8.9% and 7.9% respectively. Although pleased with the positive returns, we are disappointed with the relative underperformance versus the popular equity indices such as the S&P 500. The Fund's returns are, however, in line with other convertible managers and smaller capitalization equity managers. The Fund, and convertibles in general, have always been much more closely correlated to smaller stock indices than that of the largest stocks which led the major indices higher. Convertibles did keep pace with their underlying equities, however, as seen by the 87% participation in the performance of the underlying equities (based on the First Boston Convertible Securities Index).

The Fund's focus on medium size growth companies hurt performance in the first quarter, as this segment was all but ignored by investors. This performance dispersion is shown by a comparison of the Russell 2000 Growth Index (a small company growth index) return of 5.2% and the Russell 2000 Value Index ( a small value index) of 14.8%. This growth versus value difference was not apparent in larger stocks as the Russell 200 Growth Index (the largest 200 growth stocks) was up 23%.

Large company stocks have appreciated at a record absolute pace in 1997, and at a record relative pace over the past 3 1/2 years. We do not foresee this outperformance continuing for ever. Smaller company equities began to match performance at the end of the second quarter and we expect the relative performance to improve going forward. Relative valuation measures indicate that smaller growth company equities are much more attractive than large capitalization stocks. With the overall level of the equity market at high levels, convertibles appear to be the most attractive means of investing in this sector. We continue to find attractive convertible securities in the smaller company universe that provide the fund with attractive yields and the potential to share in the significant upside potential of these companies. These companies have dynamic underlying fundamentals that will help their earnings and value appreciate over time, and will translate into higher equity and convertible securities prices.

Examples of companies that the Fund purchased during the second quarter include: CNF Transportation, Gilat Satellite, Occusystems, Premiere Technology and Signature Resorts. These are all companies that have specific underlying changes taking place that should significantly accelerate their earnings growth.

No one industry impacted the Fund's performance significantly. Most of the major contributors to performance were small company convertibles that had strong underlying equity fundamentals. Examples were DIIG Group, Imax Corporation and Key Energy. Our holdings do not currently reflect any specific macro-economic view. We expect the economy will continue to show the same moderate growth we have seen over the past couple of years. We therefore are focusing our efforts on finding focused growth oriented companies with attractive convertible securities.

The convertible market remains an attractive place to invest the Fund's capital. Although theoretical valuations have increased to slightly above historical averages, there are many positives in the market. The attractiveness of the underlying companies, increased demand in the market due to the high levels of the equity market, and a stable interest rate environment are all positive for convertible securities. In this environment we plan on continuing to implement our existing philosophy. Our holdings are expected to show over 40% earnings growth in 1997, and trade at a price/earnings ratio of approximately 20 times. Although these are fast growing companies, our convertible securities gave the portfolio an average current yield of 6%, with a 25% conversion premium. We feel the combination of our equity and convertible characteristics have positioned the Fund well for the future.

Respectfully,

/S/ H. Thomas McMeekin

H. Thomas McMeekin
President

Portfolio Performance
As of June 30, 1997

The following table displays the net asset value total return for the Fund, on a cumulative basis, compared to various applicable indices.

                                   YTD    1 Year   3 Years  5 Years   10 Years
LN Convertible Securities Fund     7.94%   14.40%  165.28%   210.81%   378.39%
1st Boston Convertible Sec. Index  9.30%   15.10%  114.05%   146.40%   290.60%
Merrill Lynch Convertible Index    9.70%   16.40%   58.39%    96.60%   233.98%
Lipper Convertible Fund Index     10.10%   17.70%   52.62%    84.65%   193.50%
Standard & Poor's 500*            20.60%   34.67%  113.76%   146.29%   292.22%
Russell 2000                      10.21%   16.34%   73.13%   127.65%   187.62%
Lehman Gov't/Corporate Bond Index  2.74%    7.75%   27.16%    41.81%   130.72%

  * Dividends Reinvested


Total Fund Investments
At Market or Fair Values As of June 30

                                      1997                        1996
                                 (000)  % of Total          (000)   % of Total
Convertible & Public
 Debt Securities                $85,583       67%           $90,187        67%
Direct Placement Securities       2,892        2%             3,162         2%
Convertible Preferred Stocks     32,065       25%            37,685        28%
Common Stocks                     3,834        3%               382      ----
Short-Term Investments            1,298        1%             2,698         2%
Other Assets Over Liabilities     2,619        2%             1,671         1%

            Total Net Assets   $128,291      100%          $135,785       100%

Dividend History
The table below shows the 10 year common dividend per share history.

                                   Annual                      Annual
               Year               Dividend            Year    Dividend
                1987                 $1.13              1993      2.92
                1988                  0.95              1994      1.08
                1989                  1.57              1995      1.64
                1990                  1.02              1996      3.33
                1991                  1.02           1997 *       0.24
                1992                  2.14


  * Dividends paid as of June 30th.


Common Stock Market Prices and Net Asset Value History
 (Unaudited)

     1997
                   Market Prices and Volumes                  Net Asset Value
                 High    Low     Close     Volume      High      Low     Close
1st Quarter    $19.750 $17.250  $17.375   598,200     $20.20   $18.76   $18.76
2nd Quarter     19.000  16.750   18.875   377,400      20.16    18.15    20.16

    1996
                   Market Prices and Volumes                 Net Asset Value
                 High    Low     Close    Volume        High      Low    Close
1st Quarter   $17.875  $16.125  $17.125   412,400     $20.42   $18.48   $20.42
2nd Quarter  19.000   16.750   18.250   601,200        22.07    20.24    21.34
3rd Quarter  19.125   16.625   18.750   404,000        21.42    19.60    21.42
4th Quarter  20.375   17.375   17.500   416,300        22.09    18.92    18.92

    1995
                  Market Prices and Volumes               Net Asset Value
              High      Low     Close    Volume        High      Low     Close
1st Quarter $17.000  $15.000  $16.000   330,000      $17.98   $17.06   $17.98
2nd Quarter  17.625   15.875   16.625   303,900       18.92    18.03    18.72
3rd Quarter  18.250   16.500   18.000   385,400       19.90    18.72    19.75
4th Quarter  18.375   16.750   16.750   304,300       19.75    18.68    18.71

    1994
          Market Prices and Volumes                       Net Asset Value
              High      Low     Close    Volume        High      Low     Close
1st Quarter  $20.750  $17.750  $17.875   502,200      $19.70   $18.27   $18.27
2nd Quarter  18.500   16.500   16.875   309,300       18.45    17.15    17.15
3rd Quarter  18.000   16.000   16.125   277,100       18.51    17.27    18.46
4th Quarter  17.250   15.125   15.375   406,900       18.45    17.10    17.10

Shares are listed on the New York Stock Exchange under the trading symbol LNV.

SHAREHOLDER MEETING RESULTS

The Fund had their annual Shareholder meeting on April 22, 1997. Two proposals were presented to shareholders for vote. Proposal I "Election of Directors" and Proposal II "Ratification of the Selection of Auditor". A total of 5,829,216 of Common Stock shares (91.60% of the total outstanding shares) were voted. The following table highlights the results of the vote.

                                 Number of          Number of     Number of
                               Shares Voted        Shares Voted   Shares Voted
                                    FOR              AGAINST       ABSTAINED
Proposal I
Election of Directors
                   R. Burridge   5,595,930         233,286          ----
                   A. Cepeda     5,591,817         237,399          ----
                   R. Deshaies   5,595,932         233,284          ----
                   C. Freund     5,592,898         236,318          ----
                   T. Mathers    5,577,592         251,624          ----
                   T. McMeekin   5,586,364         242,852          ----
                   D. Toll       5,591,808         237,408          ----
                   A. Warner     5,581,059         248,157          ----
                   F. Young      5,584,490         244,726          ----



Proposal II
Ratification of the Selection of
 Auditor (Coopers & Lybrand LLP) 5,760,742          21,714       46,760

FINANCIAL HIGHLIGHTS


(Selected data for each share of common stock outstanding throughout the period)

                                       Six Months Ended June 30th
                                        1997        1996
                                     (Unaudited) (Unaudited)    1996    1995
Net Asset Value, Beginning of Period    $18.92      $18.71     $18.71   $17.10
Net Investment Income                     0.48        0.43       0.92     0.91
Net Realized & Unrealized Gain\(Loss)     1.00        2.44       2.62     2.34
 Total From Investment Operations         1.48        2.87       3.54     3.25

Less Distributions:
Dividends from Net Investment Income:   (0.24)      (0.24)     (0.98)   (0.96)

Dividends from Net Realized Gains:       ----        ----      (2.35)   (0.68)
              Total Distributions       (0.24)      (0.24)     (3.33)   (1.64)

Net Asset Value, End of Period          $20.16      $21.34     $18.92   $18.71
Per Share Market Value, End of Period   $18.88      $18.25     $17.50   $16.75
Total Investment Return (based on
  Market Value)                          9.34%      10.50%     24.36%   19.57%

Ratios/Supplemental Data
Net Assets, End of Period (000)      $128,291    $135,785   $120,431 $119,087
Ratio - Expenses to Average Net Asset    0.58%       0.53%      1.05%    1.09%
Ratio-Net Income to Average Net Asset    2.46%       2.10%      4.50%    4.91%
Portfolio Turnover Rate                 55.16%      72.76%    134.85%  127.24%
Average Commission Rate Paid Per Share $0.0912     $0.0613    $0.0602  $0.0579

 (  )  Denotes deduction

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(Selected data for each share of common stock outstanding throughout the period)

                                         1994     1993     1992     1991
Net Asset Value, Beginning of Period     $18.84   $17.62   $18.04   $13.59
Net Investment Income                      0.94     0.90     1.01     0.97
Realized & Unrealized Gain\(Loss)         (1.60)    3.24     0.71     4.50
Total From Investment Operations          (0.66)    4.14     1.72     5.47

Less Distributions:
Dividends from Net Investment Income:     (0.95)   (1.05)   (0.97)   (1.02)
Dividends from Net Realized Gains:        (0.13)   (1.87)   (1.17)    ----
              Total Distributions         (1.08)   (2.92)   (2.14)   (1.02)

Net Asset Value, End of Period           $17.10   $18.84   $17.62   $18.04
Per Share Market Value, End of Period    $15.38   $19.25   $16.50   $15.50
Total Investment Return (based on
  Market Value)                         (14.49%)   34.36%   20.26%   43.65%

Ratios/Supplemental Data
Net Assets, End of Period (000)         $108,810  $118,575  $110,743  $113,398
Ratio - Expenses to Average Net Asset      1.09%    1.02%    0.83%    0.89%
Ratio-Net Income to Average Net Asset      5.18%    4.58%    5.49%    5.96%
Portfolio Turnover Rate                  127.32%  222.00%  166.26%  132.99%

 (  )  Denotes deduction

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
(Selected data for each share of common stock outstanding throughout the period)

                                         1990     1989     1988     1987
Net Asset Value, Beginning of Period     $15.21   $13.41   $12.62   $14.38
Net Investment Income                      1.03     1.53     0.95     0.92
Realized & Unrealized Gain\(Loss)         (1.63)    1.84     0.79    (1.55)
Total From Investment Operations          (0.60)    3.37     1.74    (0.63)

Less Distributions:
Dividends from Net Investment Income:     (1.02)   (1.07)   (0.95)   (1.13)
Dividends from Net Realized Gains:         ----     (0.50)   -----     ----
           Total Distributions            (1.02)   (1.57)   (0.95)   (1.13)

Net Asset Value, End of Period           $13.59   $15.21   $13.41   $12.62
Per Share Market Value, End of Period    $11.50   $13.38   $11.75   $11.75
Total Investment Return (based on
  Market Value)                          (6.43%)   27.23%    8.09%  (18.22%)

Ratios/Supplemental Data
Net Assets, End of Period (000)          $85,434  $95,655  $91,607  $87,304
Ratio - Expenses to Average Net Asset      0.97%    0.94%    0.96%    0.88%
Ratio-Net Income to Average Net Asset      7.21%    6.64%    6.90%    6.43%
Portfolio Turnover Rate                  134.64%  147.31%  110.70%   73.41%

 (  )  Denotes deduction
The accompanying notes are an integral part of the financial statements.

Statement of Net Assets     (Unaudited)
As of June 30, 1997

Investments - Notes A & B
                                               Par                  Market or
                                              Amount      Cost     Fair Value

Convertible & Public Debt Securities (66.7%)

Applied Magnetics Corporation
 7.00% Convertible Subordinated
 Debenture, 3/15/06                        $760,000     $882,690   $1,056,400
(convertible into 40,860 common shares)
ARV Assisted Living Inc.
 6.75% Convertible Subordinated
 Note, 4/01/01                             1,450,000    1,408,375    1,239,750
(convertible into 78,083 common shares)
BEC Group Inc.
 8.00% Convertible Subordinated
 Note, 5/03/02                               973,440    1,069,440      924,768
 (Convertible into 169,291 common shares)
Cityscape Financial Corporation
 6.00% Convertible Subordinated
 Debenture, 5/01/06                        1,810,000    1,846,975    1,610,900
(convertible into 68,952 common shares)
Comverse Technology Inc.
 5.75% Convertible Subordinated
 Debenture, 10/01/06                       1,885,000    1,892,481    2,469,350
(convertible into 41,202 common shares)
Converse Inc.
 7.00% Convertible Subordinated
 Debenture, 6/01/04                          875,000      875,000      993,125
(convertible into 40,082 common shares)
Diamond Offshore Drilling Inc.
 3.75% Convertible Subordinated
 Debenture, 2/15/07                          495,000      513,563      570,487
(convertible into 6,111 common shares)
DIIG Group (formally Dovatron International)
 6.00% Convertible Subordinated
 Note, 10/15/02                            1,549,000    1,452,964    2,075,660
 (Convertible into 41,307 common shares)
Eagle Hardware & Garden Inc.
 6.25% Convertible Subordinated
 Debenture, 3/15/01                          660,000      826,975      893,475
(convertible into 36,666 common shares)

The accompanying notes are an integral part of the financial statements.

(Unaudited)

                                               Par                  Market or
                                              Amount      Cost     Fair Value
Convertible & Public Debt Securities (cont'd)
EMC Corporation
 3.25% Convertible Subordinated
 Debenture, 3/15/02                        2,960,000    2,960,000    3,226,400
(convertible into 65,328 common shares)
FPA Medical Management Inc.
 6.50% Convertible Subordinated
 Debenture, 12/15/01                       2,400,000    2,400,000    2,781,000
(convertible into 92,486 common shares)
Gilat Satellite Networks LTD
 6.50% Convertible Subordinated
 Debenture, 6/03/04                        2,215,000    2,202,605    2,231,612
(convertible into 52,738 common shares)
HMT Technology Corporation
 5.75% Convertible Subordinated
 Debenture, 1/15/04                        2,695,000    2,712,863    2,290,750
(convertible into 113,474 common shares)
Huaneng Power International PLC
 1.75% Convertible Subordinated
 Debenture, 5/21/04                        1,190,000    1,190,000    1,222,725
 (convertible into 40,753 common shares)
Hybridon Inc.
 9.00% Convertible Subordinated
 Debenture, 4/01/04                        1,490,000    1,490,000    1,475,100
(convertible into 212,477 common shares)
IMAX Corporation
 5.75% Convertible Debenture, 4/01/03      2,030,000    1,882,500    2,552,725
 (convertible into 94,815 common shares)
Intevac Inc.
 6.50% Convertible Subordinated
 Debenture, 3/01/04                        1,270,000    1,262,188    1,054,100
(convertible into 61,576 common shares)
Key Energy Group Inc.
 7.00% Convertible Debenture, 7/01/03        995,000      995,000    1,885,525
(convertible into 102,051 common shares)
Lernout and Hauspie Speech
 8.00% Convertible Subordinated
 Note,11/15/01                             1,275,000    1,275,000    1,729,219
(Convertible into 62,187 common shares)
Lomak Petroleum Inc.
 6.00% Convertible Subordinated
 Debenture, 2/01/07                         1,055,000  $1,071,881   $1,186,875
(convertible into 54,805 common shares)

The accompanying notes are an integral part of the financial statements.

(Unaudited)

                                               Par                  Market or
                                              Amount      Cost     Fair Value
Convertible & Public Debt Securities (cont'd)
Midcom Communications Inc.
 8.25% Convertible Subordinated
 Debenture, 8/15/03                          825,000      797,250      544,500
 (convertible into 58,563 common shares)
NABI Inc.
 6.50% Convertible Subordinated
 Note, 2/01/03                             1,900,000    1,846,100    1,593,625
 (convertible into 135,714 common shares)
Nine West Group Inc.
 5.50% Convertible Subordinated
 Note, 7/15/03                             3,000,000    2,985,750    2,673,750
(convertible into 49,375 common shares)
North American Vaccine Inc.
 6.50% Convertible Subordinated
 Note, 5/01/03                             2,460,000    2,433,235    2,232,450
(convertible into 98,964 common shares)
Occusystems Inc.
 6.00% Convertible Subordinated
 Note, 12/15/01                            2,160,000    2,142,956    2,559,600
(convertible into 72,727 common shares)
Offshore Logistics Inc.
 6.00% Convertible Subordinated
 Note, 12/15/03                            1,775,000    1,772,100    1,917,000
(convertible into 77,639 common shares)
Personnel Group of Americia
 5.75% Convertible Subordinated
 Note, 7/1/04                              1,225,000    1,225,000    1,295,437
(convertible into 34,386 common shares)
Phymatrix Corporation
 6.75% Convertible Subordinated
 Debenture, 6/15/03                          200,000      168,000      180,000
(convertible into 7,092 common shares)
 6.75% Convertible Subordinated
 Debenture, 6/15/03                        2,050,000    2,050,000    1,845,000
(convertible into 72,695 common shares)
Plasma and Materials Technology Inc.
 7.125% Convertible Subordinated
 Note, 10/15/01                            2,245,000    2,256,237    1,571,500
(convertible into 143,588 common shares)

The accompanying notes are an integral part of the financial statements.

(Unaudited)

                                               Par                  Market or
                                              Amount      Cost     Fair Value
Convertible & Public Debt Securities (cont'd)
Platinum Technology Inc.
 6.75% Convertible Subordinated
 Note, 11/15/01                              600,000      600,000      726,000
(convertible into 43,011 common shares)
Premiere Technologies Inc.
 5.75% Convertible Subordinated
 Note, 7/1/04                              1,345,000    1,345,000    1,395,437
(convertible into 40,758 common shares)
Prime Hospitality Corp.
 7.00% Convertible Subordinated
 Note, 4/15/02                             1,890,000    1,991,504    3,281,513
(convertible into 157,500 common shares)
Quantum Corporation
 5.00% Convertible Subordinated
 Note, 3/01/03                               690,000      766,213    1,331,700
(convertible into 61,828 common shares)
Rotech Medical Corporation
 5.25% Convertible Subordinated
 Debenture, 6/01/03                        2,520,000    2,478,075    2,431,800
(convertible into 95,999 common shares)
Seacor Holdings Inc.
 5.375% Convertible Subordinated
 Note, 11/15/06                            2,090,000    2,043,019    2,181,438
(convertible into 31,668 common shares)
Sholodge Inc.
 7.50% Convertible Subordinated
 Debenture, 5/01/04                        2,400,000    2,406,000    2,262,000
convertible into 102,960 common shares)
Signature Resorts Inc.
 5.75% Convertible Subordinated
 Debenture, 1/15/07                        3,150,000    2,961,713    3,067,313
(convertible into 69,041 common shares)
Stillwater Mining Company
 7.00% Convertible Subordinated
 Note, 5/01/03                             2,325,000    2,316,750    2,394,750
(convertible into 86,754 common shares)
Tele-Communications International Inc.
 4.50% Convertible Subordinated
 Debenture, 2/15/06                         $650,000     $488,313     $510,250
(convertible into 23,810 common shares)

The accompanying notes are an integral part of the financial statements.

(Unaudited)

                                               Par                  Market or
                                              Amount      Cost     Fair Value
Thermo Ecotek Corporation
 4.875% Convertible Subordinated
 Debenture, 4/15/04                          500,000      517,500      522,500
(convertible into 30,303 common shares)
Thermo Electron Corporation
 4.25% Convertible Eurobond, 1/01/03       1,720,000    1,981,500    1,866,200
(convertible into 45,503 common shares)
Time Warner Inc.     *
 Zero Coupon Senior Note, 6/22/13          2,455,000    1,140,219    1,126,231
(convertible into 19,048 common shares)
Uromed Corporation
 6.00% Convertible Subordinated
 Note, 10/15/03                            1,380,000    1,390,762      767,625
(convertible into 103,906 common shares)
US Diagnostic Labs Inc.
 9.00% Convertible Subordinated
 Debenture, 3/31/03                        1,730,000    1,906,862    1,730,000
(convertible into 192,222 common shares)
United States Filter Corporation
 4.50% Convertible Subordinated
 Note, 12/15/01                            2,740,000    2,852,425    2,661,225
(convertible into 69,367 common shares)
U.S. Office Products Company
 5.50% Convertible Subordinated
 Note, 2/01/01                             2,850,000    3,371,870    3,494,813
(convertible into 100,000 common shares)
USA Waste Services Inc.
 4.00% Convertible Subordinated
 Note, 2/01/02                             2,255,000    2,246,750    2,426,944
(convertible into 51,773 common shares)
Xilinx Inc.
 5.25% Convertible Subordinated
 Note, 11/01/02                            1,325,000    1,437,131    1,522,094
(convertible into 25,981 common shares)

 Total Convertible and Public Debt Securities          82,128,734   85,582,641



The accompanying notes are an integral part of the financial statements.

(Unaudited)

                                               Par                  Market or
                                              Amount      Cost     Fair Value
Direct Placement Securities (2.3%) - Note A & B

Desert Eagle Distributing of El Paso, Inc.
 13.00% Senior Subordinated Note, 11/01/99 1,750,000    1,529,500    1,750,000
Desert Eagle Distributing of El Paso, Inc.   *
 Equity Appreciation Rights Certificate            2      204,739    1,142,402
   (entitled to receive the equivalent of the
    purchase price of 87,895 shares of common stock
    on or after 5/1/97)

Desert Eagle Distributing of New Mexico, Inc.   *
 Equity Appreciation Rights Certificate            1        1,074            1
   (entitled to receive the equivalent of the
    purchase price of 430 shares of common stock
    on or after 5/1/97)

          Total Direct Placement Securities             1,735,313    2,892,403

                                           Number of
                                             Shares
Common Stocks (3.0%)

BEC Group Inc.   *                            31,645      182,285      142,402
ICG Communications Inc.    *                  75,166    1,192,036    1,446,945
Qualcomm Financial Trust   *                  34,450    1,725,858    1,632,069
Spectrum Holobyte Inc.                       125,700      691,350      612,787
           Total Common Stocks                          3,791,529    3,834,203


                                            Number of                Market or
                                             Shares       Cost      Fair Value

Convertible Preferred Stocks (25.0%)

Allstate Corporation
 Convertible Preferred Stock                  49,150   $1,758,050   $2,555,800
(convertible into PMI Group 40,269 common shares)
AMC Entertainment Inc.
 Convertible Preferred Stock                  24,305      617,310      771,684
(convertible into 41,904 common shares)
Amway Japan LTD $1.44
 Premium Exchangeable Participating Shares   108,800    2,112,558    1,897,146
(convertible into 92,208 common shares)

The accompanying notes are an integral part of the financial statements.

(Unaudited)

                                               Par                  Market or
                                              Amount      Cost     Fair Value
Convertible Preferred Stocks (cont'd)
Apple South Inc.
 Convertible Preferred Stock                  32,555    1,627,750    2,014,341
(convertible into 110,039 common shares)
CNF Transportation    *
 Convertible Preferred Stock                  11,045      552,250      618,520
(convertible into 13,806 common shares)
Evergreen Media Corporation   *
 Convertible Preferred Stock                  24,545    1,227,250    1,325,430
(convertible into 24,545 common shares)
Freeport-McMoran Copper & Gold, Inc., $1.25
 Depository Shares, Representing 1/20 of a share
 of Cumulative Preferred Stock                79,850    1,922,745    2,185,894
(convertible into 66,675 common shares)
Globalstar Telecomm
 Convertible Preferred Stock                  11,125      616,642      634,125
(convertible into 18,056 common shares)
 Convertible Preferred Stock                  17,830      955,230    1,016,310
(convertible into 28,935 common shares)
Hvide Capital Trust   *
 Convertible Preferred Stock                  11,015      559,019      575,534
(convertible into 19,320 common shares)
Insignia Financial
 Convertible Preferred Stock                  43,050    2,152,500    1,964,156
(convertible into 81,227 common shares)
Loral Space and Communications
 Convertible Preferred Stock                  28,500    1,425,000    1,414,312
(convertible into 71,250 common shares)
Nuevo Energy Trust   *
 Convertible Preferred Stock - Series A        9,790      457,046      469,920
convertible into 8,423 common shares)
Republic Industries   *
 Trust Automatic Common Exchangeable Security 49,065    1,126,914    1,202,092
(convertible into 40,886 common shares)
Salomon Inc.
 Debt Exchangeable for Common Stock           20,745      552,336      705,330
(convertible into 17,011 of FSA Holdings common shares)
SFX Broadcasting Inc.
 Convertible Preferred Stock                  22,160    1,169,170    1,218,800
(convertible into 24,347 common shares)
 Convertible Preferred Stock                  15,215      682,117      836,825
(convertible into 16,717 common shares)

The accompanying notes are an integral part of the financial statements.

(Unaudited)

                                               Par                  Market or
                                              Amount      Cost     Fair Value
Convertible Preferred Stocks (cont'd)
Timet Capital Trust
 Convertible Preferred Stock                  42,680    2,122,713    2,219,360
(convertible into 57,149 common shares)
Trans World Air Inc.
 Convertible Preferred Stock                  61,800    2,794,500    1,560,450
(convertible into 152,448 common shares)
USX Corporation
 Debt Exchangeable for Common Stock          108,760    2,322,995    2,719,000
(convertible into 92,141 of RMI Titanium common shares)
Walbro Capital Trust
 Convertible Preferred Stock                  23,430      585,750      670,684
(convertible into 27,500 common shares)
Wang Laboratories Inc.   *
 Depository Shares, Representing 1/20 Convertible
 Preferred B Shares                           48,305    2,495,818    2,469,593
(convertible into 90,929 common shares)
Worthington Industries Inc.   *
 Convertible Preferred Stock                  65,780    1,019,590    1,019,590
(convertible into 55,749 common shares)
          Total Convertible Preferred Stock            30,855,253   32,064,896


        Total Long-Term Investments (97.0%)           118,510,829  124,374,143

                                              Par
                                             Amount
Short-Term Investments (1.0%)
Mitsubishi International Corporation
 5.75%, 7/08/97                            1,300,000    1,298,339    1,298,339


     Total Investments (98.0%)                        119,809,168  125,672,482

Excess of Other Assets Over Liabilities (2.0%) - Note D              2,618,933


Net Assets (100%) - Note E                                         128,291,415
(Equivalent to $20.16 Per Share Based on 6,363,695
 Shares Outstanding)


 * Non-Income Producing

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS  (Unaudited)

                            3 Months Ended June 30      6 Months Ended June 30
                             1997          1996            1997         1996


Investment Income:

Income:
 Interest                $1,353,314    $1,326,225      $2,657,578   $2,649,473
 Dividends                  470,796       434,067       1,087,942      759,936

       Total Income       1,824,110     1,760,292       3,745,520    3,409,409

Expenses:
 Management Fees-Note C     281,253       297,680         542,373      582,611
 Director Fees               15,750        15,750          31,500       31,500
 Professional fees            5,633         1,400          19,001       21,282
 Printing, stationery,
 and supplies                31,218         2,746          32,192        2,959
 Stock Transfer fees         12,895        (2,252)        27,741         (630)
 Postage and mailing fees    22,505         2,603          23,317        4,546
 NYSE fee                         0         4,410          16,170        7,350
 Custodian fees               1,551         7,055           3,119        3,633
 Other                        8,576        19,836          17,737       35,643

 Total Operating Expenses   379,381       349,228         713,150      688,894

 Net Investment Income    1,444,729     1,411,064       3,032,370    2,720,515


Net realized and unrealized gain(loss)
  on investments:

Net realized gain
 on investments           1,207,119    10,142,261      10,198,826   14,058,091
Increase(decrease)
 in net unrealized appreciation
 of investments           7,816,304    (4,210,799)     (3,843,915)   1,445,811

 Net Realized & Unrealized
 Gain on Investments      9,023,423     5,931,462       6,354,911   15,503,902

Net Increase in
 Net Assets Resulting
 from Operations        $10,468,152    $7,342,526     $9,387,281   $18,224,417


The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS   (Unaudited)

                            3 Months Ended June 30      6 Months Ended June 30
                             1997          1996            1997         1996
Changes from operations:

 Net Investment Income   $1,444,729   $1,411,064       $3,032,370   $2,720,515
 Net realized gain
 on investments           1,207,119   10,142,261       10,198,826   14,058,091
 Increase(Decrease)in Net
 Unrealized appreciation
 of investments           7,816,304   (4,210,799)      (3,843,915)   1,445,811

Net Increase in Net
Assets Resulting
 from Operation          10,468,152    7,342,526        9,387,281   18,224,417

Distributions to
shareholders from net
investment income        (1,527,287)  (1,527,287)     (1,527,287)  (1,527,287)

Total Increase
 in Net Assets            8,940,865    5,815,239        7,859,994   16,697,130

Net assets at
beginning of period     119,350,550  129,969,280      120,431,421  119,087,389


Net Assets at End
 of Period  *          $128,291,415 $135,784,519     $128,291,415 $135,784,519







* Includes undistributed net investment income as of June 30: 1997 - $ 1,467,781; 1996 - $ 1,295,754.



The accompanying notes are an integral part of the financial statements

PORTFOLIO of INVESTMENTS BY INDUSTRY CLASSIFICATION
As of June 30, 1997
(Unaudited)

                                       Market or      Percent of
                                       Fair Value     Net Assets
Airline
Trans World Air Inc.                   $1,560,450           1.2%

Auto Parts
Walbro Capital Trust                      670,684           0.5%

Biotechnology
Hybridon Inc.                           1,475,100           1.1%

Broadcasting/Publishing
Evergreen Media Corporation             1,325,430
Gilat Satellite Networks                2,231,612
SFX Broadcasting                        2,055,625
Tele-Communications International         510,250
Time Warner Inc.                        1,126,231
                                        7,249,148           5.7%

Computers
Comverse Technology Inc.                2,469,350           1.9%

Computer Peripherals
Applied Magnetics Corporation           1,056,400
EMC Corporation                         3,226,400
HMT Technology Corporation              2,290,750
Intevac Inc.                            1,054,100
Quantum Corporation                     1,331,700
                                        8,959,350           7.0%

Computer Services/Software/Systems
Platinum Technology Inc.                  726,000
Spectrum Holybyte Inc.                    612,787
Wang Laboratories Inc.                  2,469,593
                                        3,808,380           3.0%
Consumer Goods/Services
Amway Japan LTD                         1,897,146
BEC Group Inc.                          1,067,170
Republic Industries                     1,202,092
                                        4,166,408           3.2%
Electronics
DIIG Group                              2,075,660
Lernout and Hauspie Speech              1,729,219
Salomon Inc. (FSA Holdings)               705,330
Xlink Inc.                              1,522,094
                                        6,032,303           4.7%

As of June 30, 1997
(Unaudited)

                                       Market or      Percent of
                                       Fair Value     Net Assets
Energy
Diamond Offshore Drilling Inc.            570,487
Huaneng Power International             1,222,725
Key Energy Group Inc.                   1,885,525
Lomak Petroleum Inc.                    1,186,875
Nuevo Energy Trust                        469,920
                                        5,335,532           4.2%

Entertainment
AMC Entertainment Inc.                    771,684
IMAX Corporation                        2,552,725
                                        3,324,409           2.6%

Environmental Services
United States Filter Corporation        2,661,225
USA Waste Services Inc.                 2,426,944
                                        5,088,169           4.0%

Finance
Cityscape Financial Corporation         1,610,900
Insignia Financial                      1,964,156
                                        3,575,056           2.8%

Food Products
Desert Eagle Distributing               2,892,403           2.3%

Health Services/Supplies
NABI Inc.                               1,593,625
North American Vaccine Inc.             2,232,450
Phymatrix Corporation                   2,025,000
Plasma and Materials Technology Inc.    1,571,500
Uromed Corporation                        767,625
                                        8,190,200           6.4%

Hotels/Lodging
Prime Hospitality Corp.                 3,281,513
Sholodge Inc.                           2,262,000
Signature Resorts Inc.                  3,067,313
                                        8,610,826           6.7%

Insurance
Allstate Corporation (PMI Group)        2,555,800           2.0%



As of June 30, 1997
(Unaudited)

                                       Market or      Percent of
                                       Fair Value     Net Assets
Machinery & Equipment
Thermo Ecotek Corporation                 522,500
Thermo Electron Corporation             1,866,200
                                        2,388,700           1.9%

Medical Care Provider
ARV Assisted Living                     1,239,750
FPA Medical Management                  2,781,000
Occusystems Inc.                        2,559,600
Rotech Medical Corporation              2,431,800
US Diagnostic Labs Inc.                 1,730,000
                                       10,742,150           8.4%

Metals and Minings
Freeport-McMoran Copper & Gold Inc.     2,185,894
Stillwater Mining Company               2,394,750
Timet Capital Trust                     2,219,360
USX Corporation (RMI Titanium)          2,719,000
Worthington Industries Inc.             1,019,590
                                       10,538,594           8.2%

Office Equipment and Services
Personnel Group of America              1,295,437
U.S. Office Products Company            3,494,813
                                        4,790,250           3.7%

Oil Equipment/Services
Offshore Logistics Inc.                 1,917,000
Seacor Holdings                         2,181,438
                                        4,098,438           3.2%

Retail
Converse Inc.                             993,125
Eagle Hardware & Garden                   893,475
Nine West Group Inc.                    2,673,750
                                        4,560,350           3.6%

Restaurants
Apple South Inc.                        2,014,341           1.6%






As of June 30, 1997
(Unaudited)

                                       Market or      Percent of
                                       Fair Value     Net Assets
Telecommunication
Globalstar Telecomm                     1,650,435
ICG Communications Inc.                 1,446,945
Loral Space and Communications          1,414,312
Midcom Communications Inc.                544,500
Premiere Technologies Inc.              1,395,437
Qualcomm Financial Trust                1,632,069
                                        8,083,698           6.3%

Transportation
CNF Transportation                        618,520
Hvide Capital Trust                       575,534
                                        1,194,054           0.9%


              Total Investments       $124,374,143         97.0%


Notes to Financial Statements

Note A - Summary of Accounting Policies

Lincoln National Convertible Securities Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments

Cost represents original cost except in those cases where there is "original-issue discount" as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. "Original-issue discount" is being amortized over the period to the next expected call date.

Investments in equity securities traded on a national exchange are valued at their last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Securities which are restricted in reliance with SEC Rule 144A, are valued at a composite price as determined by a pricing source. If a composite price from a pricing source is not available, values are based on the last reported bid price on the date of valuation from the issuance's underwriter.

Direct placement securities are restricted as to resale. Except for certain direct placement securities traded in a secondary market system for trading restricted securities, direct placement securities have no quoted market values. The amounts shown as fair values for direct placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons. As of June 30, 1997, the value of all direct placement securities, which totaled $2,892,403 and represents 2.3% of total net assets were approved by directors who are not interested persons. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

Income Taxes

It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short- term realized gains distributed to shareholders.

As set forth in the prospectus, the Fund does not intend to distribute net realized long-term capital gains. The Fund intends to retain and reinvest such gains and accordingly, pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any.

Other

Security transactions are accounted for on the day after the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded

Notes to Financial Statements
    (continued)

Other   (cont'd)

on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received. In addition, in the preparation of financial statements, management relies on the use of estimates where necessary.

Distributions to common shareholders are recorded on the ex-dividend date.

Note B - Investments

Direct placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission (SEC). The terms under which direct placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

The following is a summary of registration rights pertaining to direct placement securities held by the Fund:

           1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free "piggyback" registration rights.

           2)  Warrants owned by the Fund do not carry registration rights.

           3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.


The SEC requires that, as of the date a direct placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities of any of these companies outstanding, no such comparative values have been provided.

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $67,823,832 and $86,150,802, respectively, as of June 30, 1997; and $94,349,038 and
$97,889,110, respectively as of June 30, 1996.


Note C - Management Fees and Other Transactions with Affiliates

Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .21875% of net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis).

Securities regulations of various states in which the Fund has shareholders provide that, if expenses borne by the Fund in any year (including the advisory fee but excluding interest, taxes, brokerage fees and where permitted, extraordinary expenses) exceed certain limitations, the Advisor must reimburse the Fund for any such excess at least annually and prior to the publication of the Fund's annual report. These expense limitations may be raised or lowered from time to time. The Fund believes the most restrictive expense limitation of state securities commissioners is 2.5% of the Fund's average daily net assets up to $30,000,000; 2% of the next $70,000,000 and 1.5% of average daily net assets in excess of $100,000,000 during the applicable year. During any year, the Advisor will be bound by the most stringent applicable requirements of any state in which the Fund has shareholders. No reimbursement was due as June 30, 1997.

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Notes to Financial Statements
    (continued)

Note D - Excess of Other Assets over Liabilities

The net asset caption "excess of other assets over liabilities" consisted of the following:

   Cash                                                 $5,402
   Accrued investment income receivable              1,135,655
   Accrued dividend income receivable                   63,239
   Receivable for investments securities sold        1,965,178
   Payable for investments securities purchased       (258,639)
   Management fee payable                             (281,253)
   Other - net                                         (10,649)
                                                    $2,618,933

Note E - Net Assets

Net assets at June 30, 1997, consisted of the following:

   Common Stock, par value $.001 per share
     (authorized 20,000,000 shares), issued
     and outstanding 6,363,695 shares                    6,364

   Proceeds in excess of par value of shares
     issued                                         89,730,569

   Undistributed realized gain on investments,
     net of taxes paid                              31,223,387

   Undistributed net investment income               1,467,781

   Net unrealized appreciation of investments        5,863,314

                                 Total Net Assets $128,291,415

Note F - Income Taxes

The cost of investments for federal income tax purposes is the same as for book purposes. At June 30, 1997, the aggregate gross unrealized appreciation on investments was $12,164,323 and the aggregate gross unrealized depreciation was $6,301,009.

Note G - Subsequent Event

On July 7, 1997, the Board of Directors declared a $ 0.24 per share distribution. The dividend is payable July 31, 1997 to shareholders of record as of July 18, 1997.

Directors & Officers of the Fund


    Directors          Descriptions of Occupations and Responsibilities

Richard M. Burridge   Chairman, The Burridge Group, Inc.; Director, Cincinnati
                      Financial Corporation, Lincoln National Income Fund Inc.
                      and St. Joseph Light and Power Company; Chairman of the
                     Board Fort Dearborn Income Securities, Inc.

Adela Cepeda        President, A.C. Advisory, Inc.; Commissioner, Chicago
                    Public Building Commission; Director, Lincoln National
                    Income Fund, Inc.; Director and Vice President, Harvard
                    Club of Chicago.

Roger J. Deshaies   Senior Vice President, Finance, Parkview Health System;
                    Director Lincoln National Income Fund, Inc., Hospital
                    Laundry Services, Inc., and Signature Care, Inc. Director and Treasurer, Pine Valley Country Club; Member, Chamber of Commerce Finance Committee.

Charles G. Freund   Chairman Emeritus of the Board of Directors, Success
                    National Bank at Lincolnshire; Director, Mathers Fund,
                    Inc., Lincoln National Income Fund, Inc.;

Thomas N. Mathers   Director, Lincoln National Income Fund, Inc.; Vice
                    President and Director, OFC Meadowood Retirement
                   Community.


H. Thomas McMeekin Executive Vice President and Chief Investment Officer,
                   Lincoln National Corporation; President and Director, Lincoln Investment Management Inc. and Lincoln National Income Fund, Inc.; Director, The Lincoln National Life Insurance Company, Lincoln National Investment Companies, Inc., Delaware Management Holdings, Inc., Lynch & Mayer, Inc. and Vantage Global Advisors, Inc.

Daniel R. Toll     Director, Brown Group, Inc.; A.P. Green Industries, Inc.,
                   Kemper Kemper National Insurance Company, Lincoln National
                   Income Fund, Inc., NICOR, Inc., and Mallinckrodt Group,
                   Inc.

Ann L. Warner      Senior Vice President and Director Portfolio Management,
                   Lincoln Investment Management, Inc; Director, Lincoln
                   National Income Fund, Inc.

Fred J. Young      President, United Wealth Watchers of America; Director,
                   Lincoln National Income Fund, Inc.


    Officers

H. Thomas McMeekin President
David A. Berry     Vice President
David G. Humes     Vice President, Controller and Treasurer
Edward J. Petner   Vice President
Robert D. Schwartz Vice President
Ann L. Warner      Vice President
Cindy Rose         Secretary



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Corporate Information

Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent

Boston EquiServe L.P.
Investor Relations
P.O. Box 8200
Boston, MA  02266-8200
1-800-730-6001

Investment Advisor

Lincoln Investment Management, Inc.
200 East Berry Street
Fort Wayne, IN  46802
(219) 455-2210

Investment Subadvisor

Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022
(212) 758-1717


Independent Accountants

Coopers & Lybrand L.L.P.
490 Lincoln Tower
Fort Wayne, IN  46802

Stock Exchange
The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LNV.



Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.

Shares will be held by Boston EquiServe, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write Boston EquiServe, P.O. Box 8200 Boston, MA 02266-8200 or call 1-800-730-6001.